UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Advisor Shares - CIPSX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Advisor Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Advisor Shares	$133	1.24%

How did the Fund perform in the last year?

The Champlain Small Company Fund (Advisor Shares) returned 13.72% for the year-to-date period ending December 31, 2024, which was ahead of the 11.54% return for Russell 2000 Index and trailed the 23.81% return for the Russell 3000 Index.

Absolute returns and relative outperformance versus the Russell 2000 Index were driven by this Fund’s financial holdings due to strong stock selection in insurance, banks, and the capital markets industry. Late in the year, the election of a new president and political administration initially prompted a strong positive reaction from financial sector stocks, which are expected to benefit from lower regulatory burdens, an improved M&A landscape, and possibly even lower corporate taxes. In aggregate, this Fund’s consumer holdings underperformed those of the Russell 2000 Index as weak selection in staples offset the positive allocation effect from being overweight staples and strong selection in discretionary. In staples, MGP Ingredients declined nearly 60% in 2024 due to challenges and unpredictability in the spirits segment. After consumers and distributors loaded up on inventory during and immediately after the pandemic, demand quickly slowed when inflation spiked. The Fund’s industrials and materials holdings outperformed as strong performance in materials outweighed weaker results in industrials. Our process-based exclusion of the more cyclical industries in these sectors, particularly construction & engineering and aerospace & defense, has been a persistent headwind all year. In the technology sector stock selection in the software industry was weak. Additionally, our lack of exposure to Super Micro Computer and MicroStrategy Incorporated was a notable relative performance headwind. Conversely, Pure Storage was this Fund’s top absolute and relative contributor as shares rose by over 70% during the year. In health care, this Fund’s holdings underperformed as stock selection in the equipment & supplies industry was a meaningful detractor. Neogen and CONMED were each among the Fund’s largest absolute and relative detractors for the period. Neogen has seen subpar growth due to their food safety customers’ lower volumes while the company’s acquisition of 3M’s food safety business two years ago led to integration challenges and some lost market share. CONMED has been facing competitive products that investors are currently worried about, but we believe the competitive risks are manageable and are incorporated into our Fair Value estimate.

Small cap stocks seem relatively attractive compared to large cap companies, especially high-quality small cap companies such as those owned by this Fund that do not face a meaningful debt refunding burden or tough comparison to prior results that were substantially aided by unprecedented stimulus tailwinds.

Champlain’s investment team is committed to a Scout’s Mindset that will react to new information in a manner that aims to prevent mistakes and losses from overwhelming the expected favorable relative returns our investment process is likely to produce over time.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Small Company Fund, Advisor Shares - $26426	Russell 3000 Index (USD)* - $35006	Russell 2000 Index (USD) - $22964
Jul/14	$10000	$10000	$10000
Jul/15	$11304	$11128	$11203
Jul/16	$12059	$11623	$11203
Jul/17	$14582	$13498	$13270
Jul/18	$17489	$15711	$15756
Jul/19	$17718	$16819	$15060
Jul/20	$17951	$18657	$14369
Dec/20	$22901	$22111	$19274
Dec/21	$25745	$27785	$22130
Dec/22	$20384	$22448	$17608
Dec/23	$23238	$28275	$20588
Dec/24	$26426	$35006	$22964

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Small Company Fund, Advisor Shares	13.72%	7.45%	9.26%
Russell 3000 Index (USD)*	23.81%	13.86%	12.55%
Russell 2000 Index (USD)	11.54%	7.40%	7.82%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$2,005,088,857	78	$18,467,579	44%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Industrials
20.6%
Information Technology
19.8%
Health Care
18.4%
Financials
17.2%
Consumer Staples
13.3%
Consumer Discretionary
5.5%
Cash Equivalents
3.9%
Materials
1.7%

Value	Value
Materials	1.7%
Cash Equivalents	3.9%
Consumer Discretionary	5.5%
Consumer Staples	13.3%
Financials	17.2%
Health Care	18.4%
Information Technology	19.8%
Industrials	20.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Pure Storage, Cl A	2.5%
ESCO Technologies	2.4%
Simply Good Foods	2.3%
Penumbra	2.2%
MSA Safety	2.1%
Cullen/Frost Bankers	2.1%
John Bean Technologies	2.1%
Smartsheet, Cl A	2.1%
elf Beauty	2.0%
ServisFirst Bancshares	2.0%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Advisor Shares - CIPSX

Annual Shareholder Report: December 31, 2024

CSC-AR-TSR-2024-3

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Institutional Shares - CIPNX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Institutional Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Institutional Shares	$106	0.99%

How did the Fund perform in the last year?

The Champlain Small Company Fund (Institutional Shares) returned 14.01% for the year-to-date period ending December 31, 2024, which was ahead of the 11.54% return for Russell 2000 Index and trailed the 23.81% return for the Russell 3000 Index.

Absolute returns and relative outperformance versus the Russell 2000 Index were driven by this Fund’s financial holdings due to strong stock selection in insurance, banks, and the capital markets industry. Late in the year, the election of a new president and political administration initially prompted a strong positive reaction from financial sector stocks, which are expected to benefit from lower regulatory burdens, an improved M&A landscape, and possibly even lower corporate taxes. In aggregate, this Fund’s consumer holdings underperformed those of the Russell 2000 Index as weak staples offset the positive allocation effect from being overweight staples and strong selection in discretionary. In staples, MGP Ingredients declined nearly 60% in 2024 due to challenges and unpredictability in the spirits segment. After consumers and distributors loaded up on inventory during and immediately after the pandemic, demand quickly slowed when inflation spiked. The Fund’s industrials and materials holdings outperformed as strong performance in materials outweighed weaker results in industrials. Our process-based exclusion of the more cyclical industries in these sectors, particularly construction & engineering and aerospace & defense, has been a persistent headwind all year. In the technology sector stock selection in the software industry was weak. Additionally, our lack of exposure to Super Micro Computer and MicroStrategy Incorporated was a notable relative performance headwind. Conversely, Pure Storage was this Fund’s top absolute and relative contributor as shares rose by over 70% during the year. In health care, this Fund’s holdings underperformed as stock selection in the equipment & supplies industry was a meaningful detractor. Neogen and CONMED were each among the Fund’s largest absolute and relative detractors for the period. Neogen has seen subpar growth due to their food safety customers’ lower volumes while the company’s acquisition of 3M’s food safety business two years ago led to integration challenges and some lost market share. CONMED has been facing competitive products that investors are currently worried about, but we believe the competitive risks are manageable and are incorporated into our Fair Value estimate.

Small cap stocks seem relatively attractive compared to large cap companies, especially high-quality small cap companies such as those owned by this Fund that do not face a meaningful debt refunding burden or tough comparison to prior results that were substantially aided by unprecedented stimulus tailwinds.

Champlain’s investment team is committed to a Scout’s Mindset that will react to new information in a manner that aims to prevent mistakes and losses from overwhelming the expected favorable relative returns our investment process is likely to produce over time.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Small Company Fund, Institutional Shares - $2162513	Russell 3000 Index (USD)* - $3004147	Russell 2000 Index (USD) - $2014187
Aug/16	$1000000	$1000000	$1000000
Jul/17	$1171674	$1158395	$1163955
Jul/18	$1408712	$1348286	$1381997
Jul/19	$1430398	$1443339	$1320932
Jul/20	$1452618	$1601091	$1260302
Dec/20	$1855192	$1897477	$1690549
Dec/21	$2091170	$2384390	$1941071
Dec/22	$1659882	$1926422	$1544385
Dec/23	$1896849	$2426460	$1805833
Dec/24	$2162513	$3004147	$2014187

Since its inception on August 31, 2016. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Champlain Small Company Fund, Institutional Shares	14.01%	7.72%	9.69%
Russell 3000 Index (USD)*	23.81%	13.86%	14.10%
Russell 2000 Index (USD)	11.54%	7.40%	8.76%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$2,005,088,857	78	$18,467,579	44%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Materials	1.7%
Cash Equivalents	3.9%
Consumer Discretionary	5.5%
Consumer Staples	13.3%
Financials	17.2%
Health Care	18.4%
Information Technology	19.8%
Industrials	20.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Pure Storage, Cl A	2.5%
ESCO Technologies	2.4%
Simply Good Foods	2.3%
Penumbra	2.2%
MSA Safety	2.1%
Cullen/Frost Bankers	2.1%
John Bean Technologies	2.1%
Smartsheet, Cl A	2.1%
elf Beauty	2.0%
ServisFirst Bancshares	2.0%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Institutional Shares - CIPNX

Annual Shareholder Report: December 31, 2024

CSC-AR-TSR-2024-4

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Advisor Shares - CIPMX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Advisor Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Advisor Shares	$112	1.09%

How did the Fund perform in the last year?

The Champlain Mid Cap Fund (Advisor Shares) returned 5.96% for the year-to-date period ending December 31, 2024, which trailed the 15.34% return for Russell Midcap Index and the 23.81% return for the Russell 3000 Index.

The Fund’s health care holdings underperformed the Russell Midcap Index due to the overweight of, and stock selection within equipment & supplies. Despite shares rebounding somewhat in the fourth quarter, DexCom was this Fund’s largest absolute detractor. Shares have been pressured from uncertainty surrounding the market opportunity and pricing strategy for its over-the-counter continuous glucose monitor device. The company also reduced guidance in the third quarter, which surprised investors. The Fund’s information technology holdings underperformed during the period as the positive allocation effect from the overweight of the software industry was not enough to offset weak selection in the same industry. Much of the weakness in software was due to the Fund’s lack of exposure to Palantir Technologies (+340%) and AppLovin (+712%). In industrials, this Fund’s holdings trailed those of the benchmark as stock selection in machinery was weak. The process-based exclusion of the more cyclical industries in this sector, particularly airlines and construction & engineering, was also a persistent headwind. Conversely, the lack of exposure to the materials sector was a notable tailwind. The Fund’s consumer holdings underperformed in 2024 due to our perennial overweight of staples and stock selection in discretionary. Brown-Forman was among the Fund’s largest absolute and relative detractors; shares fell by 32% during the year as the company contends with both sluggish demand from the whiskey category and the whiskey-specific risk from potential tariffs. In financials, this Fund’s holdings modestly outperformed those of the Russell Midcap Index due to the overweight of the insurance industry and our position in Toast. Toast reported a meaningful improvement in profitability and guided to strong margins going forward, announced a $250 million share repurchase program, and committed to lower stock compensation expenses. The outcome of the U.S. election in November initiated a strong positive reaction from financial stocks, which are expected to benefit from lowered regulatory burdens, an improved M&A landscape, and possibly even lower corporate taxes. As a result, the Fund’s lack of exposure to consumer finance, asset management and investment banking was a relative headwind.

Mid cap stocks seem relatively attractive compared to large cap companies, especially high-quality mid cap companies such as those owned by this Fund that do not face a meaningful debt refunding burden or tough comparison to prior results that were substantially aided by unprecedented stimulus tailwinds.

Champlain’s investment team is committed to a Scout’s Mindset that will react to new information in a manner that aims to prevent mistakes and losses from overwhelming the expected favorable relative returns our investment process is likely to produce over time.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Mid Cap Fund, Advisor Shares - $28460	Russell 3000 Index (USD)* - $35006	Russell Midcap Index (USD) - $26913
Jul/14	$10000	$10000	$10000
Jul/15	$11065	$11128	$11069
Jul/16	$11974	$11623	$11554
Jul/17	$13993	$13498	$13060
Jul/18	$16649	$15711	$14817
Jul/19	$19004	$16819	$15811
Jul/20	$21163	$18657	$16134
Dec/20	$25428	$22111	$19637
Dec/21	$31685	$27785	$24072
Dec/22	$23285	$22448	$19904
Dec/23	$26860	$28275	$23333
Dec/24	$28460	$35006	$26913

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Advisor Shares	5.96%	7.62%	10.42%
Russell 3000 Index (USD)*	23.81%	13.86%	12.55%
Russell Midcap Index (USD)	15.34%	9.92%	9.63%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$4,843,510,607	70	$38,058,992	41%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Information Technology
23.4%
Industrials
22.1%
Health Care
20.7%
Financials
13.7%
Consumer Staples
13.5%
Consumer Discretionary
5.6%
Cash Equivalents
1.3%

Value	Value
Cash Equivalents	1.3%
Consumer Discretionary	5.6%
Consumer Staples	13.5%
Financials	13.7%
Health Care	20.7%
Industrials	22.1%
Information Technology	23.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Everest Group	3.0%
Fortive	2.5%
AMETEK	2.5%
Okta, Cl A	2.4%
Workday, Cl A	2.4%
Ulta Beauty	2.3%
Rockwell Automation	2.3%
IDEX	2.3%
Cullen/Frost Bankers	2.3%
Penumbra	2.2%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Advisor Shares - CIPMX

Annual Shareholder Report: December 31, 2024

CSC-AR-TSR-2024-2

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Institutional Shares - CIPIX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Institutional Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Institutional Shares	$87	0.84%

How did the Fund perform in the last year?

The Champlain Mid Cap Fund (Institutional Shares) returned 6.19% for the year-to-date period ending December 31, 2024, which trailed the 15.34% return for Russell Midcap Index and the 23.81% return for the Russell 3000 Index.

The Fund’s health care holdings underperformed the Russell Midcap Index due to the overweight of, and stock selection within equipment & supplies. Despite shares rebounding somewhat in the fourth quarter, DexCom was this Fund’s largest absolute detractor. Shares have been pressured from uncertainty surrounding the market opportunity and pricing strategy for its over-the-counter continuous glucose monitor device. The company also reduced guidance in the third quarter, which surprised investors. The Fund’s information technology holdings underperformed during the period as the positive allocation effect from the overweight of the software industry was not enough to offset weak selection in the same industry. Much of the weakness in software was due to the Fund’s lack of exposure to Palantir Technologies (+340%) and AppLovin (+712%). In industrials, this Fund’s holdings trailed those of the benchmark as stock selection in machinery was weak. The process-based exclusion of the more cyclical industries in this sector, particularly airlines and construction & engineering, was also a persistent headwind. Conversely, the lack of exposure to the materials sector was a notable tailwind. The Fund’s consumer holdings underperformed in 2024 due to our perennial overweight of staples and stock selection in discretionary. Brown-Forman was among the Fund’s largest absolute and relative detractors; shares fell by 32% during the year as the company contends with both sluggish demand from the whiskey category and the whiskey-specific risk from potential tariffs. In financials, this Fund’s holdings modestly outperformed those of the Russell Midcap Index due to the overweight of the insurance industry and our position in Toast. Toast reported a meaningful improvement in profitability and guided to strong margins going forward, announced a $250 million share repurchase program, and committed to lower stock compensation expenses. The outcome of the U.S. election in November initiated a strong positive reaction from financial stocks, which are expected to benefit from lowered regulatory burdens, an improved M&A landscape, and possibly even lower corporate taxes. As a result, the Fund’s lack of exposure to consumer finance, asset management and investment banking was a relative headwind.

Mid cap stocks seem relatively attractive compared to large cap companies, especially high-quality mid cap companies such as those owned by this Fund that do not face a meaningful debt refunding burden or tough comparison to prior results that were substantially aided by unprecedented stimulus tailwinds.

Champlain’s investment team is committed to a Scout’s Mindset that will react to new information in a manner that aims to prevent mistakes and losses from overwhelming the expected favorable relative returns our investment process is likely to produce over time.

How did the Fund perform during the last 10 years?

Total Return Based on $1,000,000 Investment

	Champlain Mid Cap Fund, Institutional Shares - $2919907	Russell 3000 Index (USD)* - $3500642	Russell Midcap Index (USD) - $2691290
Jul/14	$1000000	$1000000	$1000000
Jul/15	$1109141	$1112841	$1106939
Jul/16	$1202917	$1162305	$1155364
Jul/17	$1409508	$1349843	$1306002
Jul/18	$1680190	$1571117	$1481709
Jul/19	$1922655	$1681880	$1581078
Jul/20	$2147612	$1865704	$1613388
Dec/20	$2582570	$2211073	$1963713
Dec/21	$3225533	$2778459	$2407200
Dec/22	$2377346	$2244802	$1990390
Dec/23	$2749574	$2827482	$2333278
Dec/24	$2919907	$3500642	$2691290

The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Institutional Shares	6.19%	7.90%	10.70%
Russell 3000 Index (USD)*	23.81%	13.86%	12.55%
Russell Midcap Index (USD)	15.34%	9.92%	9.63%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$4,843,510,607	70	$38,058,992	41%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Cash Equivalents	1.3%
Consumer Discretionary	5.6%
Consumer Staples	13.5%
Financials	13.7%
Health Care	20.7%
Industrials	22.1%
Information Technology	23.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Everest Group	3.0%
Fortive	2.5%
AMETEK	2.5%
Okta, Cl A	2.4%
Workday, Cl A	2.4%
Ulta Beauty	2.3%
Rockwell Automation	2.3%
IDEX	2.3%
Cullen/Frost Bankers	2.3%
Penumbra	2.2%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Institutional Shares - CIPIX

Annual Shareholder Report: December 31, 2024

CSC-AR-TSR-2024-1

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund

Institutional Shares - CIPTX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Institutional Shares of the Champlain Strategic Focus Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Strategic Focus Fund, Institutional Shares	$87	0.85%

How did the Fund perform in the last year?

The Champlain Strategic Focus Fund (Institutional Shares) returned 4.40% for the year-to-date period ending December 31, 2024, which trailed the 22.10% return for Russell Midcap Growth Index and the 23.81% return for the Russell 3000 Index.

This fund’s information technology holdings underperformed versus the Russell Midcap Growth Index due to stock selection in software and IT services. While Fund holdings MongoDB, Okta, and Zscaler all lagged materially, much of this sector’s underperformance was due to strong returns from two companies that this Fund does not hold – Palantir Technologies (+340%) and AppLovin (+712%). The Fund’s lack of exposure to semiconductors was helpful; and Pure Storage was the Fund’s top absolute and relative contributor by a considerable margin. In industrials, the Fund’s holdings underperformed due to the overweight of machinery and stock selection in electrical equipment. Rockwell Automation and Fortive each detracted on a relative basis. The Fund’s lack of exposure to the aerospace & defense and construction & engineering industries also detracted on a relative basis. In health care, this Fund’s overweight of the life sciences tools & services industry along with stock selection in equipment & supplies drove underperformance. DexCom was the Fund’s largest detractor on an absolute and relative return basis. Shares have been pressured from uncertainty surrounding the market opportunity and pricing strategy for its over-the-counter continuous glucose monitor device. The company also reduced guidance in the third quarter, which surprised investors. The Fund’s financial holdings underperformed during the period, driven by stock selection in insurance and the Fund’s underweight of the financial services and capital markets industries. Within insurance, Everest Group was the primary driver of underperformance as the company lagged both industry peers and the broader market as investors grappled with the increasing likelihood of a fourth quarter casualty insurance reserve charge, following an in-depth reserve audit. Finally, the Fund’s consumer holdings outperformed as the overweight of discretionary and underweight of staples both benefited relative returns. Tractor Supply was the top performing stock in the sector and we sold the position in November as shares traded within proximity of our estimate of Fair Value. Cosmetic retailer, Ulta Beauty, had a nice recovery in the fourth quarter as early reads on holiday spending appear better than feared. We are likely past the worst of the competitive pressures from Sephora rolling out at almost 1,000 Kohl’s and appreciate management’s continued use of excess cash flow to buy back almost $1 billion in stock annually.

Champlain’s investment team is committed to a Scout’s Mindset that will react to new information in a manner that aims to prevent mistakes and losses from overwhelming the expected favorable relative returns our investment process is likely to produce over time.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Strategic Focus Fund, Institutional Shares - $1184887	Russell 3000 Index (USD)* - $1364917	Russell Midcap Growth Index (TR) (USD) - $1387981
Oct/23	$1000000	$1000000	$1000000
Dec/23	$1135000	$1102449	$1136729
Dec/24	$1184887	$1364917	$1387981

Since its inception on October 16, 2023. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Champlain Strategic Focus Fund, Institutional Shares	4.40%	15.04%
Russell 3000 Index (USD)*	23.81%	29.29%
Russell Midcap Growth Index (TR) (USD)	22.10%	31.09%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,132,217	27	$-	30%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Information Technology
36.9%
Industrials
22.1%
Health Care
21.4%
Financials
9.9%
Consumer Staples
4.1%
Consumer Discretionary
3.8%
Cash Equivalent
1.2%

Value	Value
Cash Equivalent	1.2%
Consumer Discretionary	3.8%
Consumer Staples	4.1%
Financials	9.9%
Health Care	21.4%
Industrials	22.1%
Information Technology	36.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Pure Storage, Cl A	8.1%
Fortive	6.1%
Workday, Cl A	5.5%
Rockwell Automation	5.3%
Veeva Systems, Cl A	5.2%
Mettler Toledo International	4.9%
Bio-Techne	4.5%
AMETEK	4.5%
Synopsys	4.3%
IDEX	4.2%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund / Institutional Shares - CIPTX

Annual Shareholder Report: December 31, 2024

CSC-AR-TSR-2024-5

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$138,746	None	None	$74,970	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2024			2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$151,569	None	None	$138,403	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)         Not applicable.

(g)        The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements and Financial Highlights are filed herein.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN STRATEGIC FOCUS FUND

ANNUAL FINANCIALS AND OTHER INFORMATION

12.31.24

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Table of Contents

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes In Net Assets	13
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	34
Notice to Shareholders (Unaudited)	36
Other Information (Form N-CSR Items 8-11) (Unaudited)	37

CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
December 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%

	Shares	Value
CONSUMER DISCRETIONARY — 5.5%
Bath & Body Works	343,485	$13,316,914
Bowlero, Cl A	1,000,000	10,010,000
First Watch Restaurant Group *	925,000	17,214,250
Ollie's Bargain Outlet Holdings *	175,000	19,202,750
Planet Fitness, Cl A *	285,000	28,177,950
Shake Shack, Cl A *	80,000	10,384,000
Valvoline *	340,000	12,301,200
		110,607,064

CONSUMER STAPLES — 13.3%
Celsius Holdings *	1,145,000	30,159,300
Central Garden & Pet, Cl A *	535,000	17,681,750
elf Beauty *	315,000	39,548,250
Freshpet *	205,000	30,362,550
J&J Snack Foods	125,000	19,391,250
Lancaster Colony	155,000	26,836,700
MGP Ingredients	420,000	16,535,400
Simply Good Foods *	1,205,000	46,970,900
Utz Brands, Cl A	1,825,000	28,579,500
Vita Coco *	295,000	10,888,450
		266,954,050

FINANCIALS — 17.2%
AMERISAFE	305,000	15,719,700
Baldwin Insurance Group, Cl A *	703,625	27,272,505
BancFirst	120,000	14,061,600
Cullen/Frost Bankers	320,000	42,960,000
First Financial Bankshares	965,000	34,788,250
German American Bancorp	420,000	16,892,400
Palomar Holdings *	290,000	30,621,100
PJT Partners	200,000	31,562,000
Selective Insurance Group	150,000	14,028,000
ServisFirst Bancshares	465,000	39,404,100
Skyward Specialty Insurance Group *	565,000	28,555,100
Stock Yards Bancorp	320,000	22,915,200

The accompanying notes are an integral part of the financial statements.

1	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
December 31, 2024

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
StoneX Group *	30,834	$3,020,807
WSFS Financial	435,000	23,111,550
		344,912,312

HEALTH CARE — 18.4%
AtriCure *	890,000	27,198,400
CONMED	460,000	31,482,400
Globus Medical, Cl A *	389,753	32,236,470
Inspire Medical Systems *	155,000	28,733,900
iRhythm Technologies *	255,000	22,993,350
Neogen *	2,630,000	31,928,200
Omnicell *	520,000	23,150,400
Penumbra *	185,000	43,933,800
Phreesia *	895,000	22,518,200
PROCEPT BioRobotics *	162,490	13,083,695
Repligen *	260,000	37,424,400
SI-BONE *	1,000,000	14,020,000
Tandem Diabetes Care *	480,000	17,289,600
Veracyte *	285,000	11,286,000
Vericel *	220,000	12,080,200
		369,359,015

INDUSTRIALS — 20.6%
Albany International, Cl A	370,000	29,588,900
Brady, Cl A	140,000	10,339,000
Enerpac Tool Group, Cl A	430,000	17,668,700
Esab	325,000	38,980,500
ESCO Technologies	365,000	48,621,650
Hayward Holdings *	760,000	11,620,400
John Bean Technologies	335,000	42,578,500
Kadant	16,315	5,628,512
MSA Safety	260,000	43,100,200
RB Global	330,000	29,769,300
RBC Bearings *	80,000	23,931,200
Simpson Manufacturing	120,000	19,899,600
Standex International	210,000	39,267,900

The accompanying notes are an integral part of the financial statements.

2	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
December 31, 2024

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Transcat *	200,000	$21,148,000
Watts Water Technologies, Cl A	148,130	30,114,829
		412,257,191

INFORMATION TECHNOLOGY — 19.8%
Alkami Technology *	550,000	20,174,000
Braze, Cl A *	935,000	39,157,800
Clearwater Analytics Holdings, Cl A *	641,645	17,658,070
Confluent, Cl A *	1,257,755	35,166,830
JFrog *	855,000	25,145,550
Novanta *	145,000	22,151,650
Nutanix, Cl A *	640,000	39,155,200
Onestream, Cl A *	1,210,000	34,509,200
Pure Storage, Cl A *	800,000	49,144,000
Rubrik, Cl A *	215,000	14,052,400
SentinelOne, Cl A *	1,595,000	35,409,000
Smartsheet, Cl A *	735,000	41,182,050
Tenable Holdings *	585,000	23,037,300
		395,943,050

MATERIALS — 1.7%
Sensient Technologies	345,000	24,584,700
TriMas	375,000	9,221,250
		33,805,950
TOTAL COMMON STOCK
(Cost $1,443,323,093)		1,933,838,632

CASH EQUIVALENTS** — 3.9%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.340%	20,000,000	20,000,000

The accompanying notes are an integral part of the financial statements.

3	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
December 31, 2024

CASH EQUIVALENTS** — continued

	Shares	Value
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 4.352%	58,671,596	$58,671,596

TOTAL CASH EQUIVALENTS
(Cost $78,671,596)		78,671,596

TOTAL INVESTMENTS — 100.4%
(Cost $1,521,994,689)		$2,012,510,228

Percentages are based on Net Assets of $2,005,088,857.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of December 31, 2024.

Cl — Class

As of December 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

4	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
December 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.0%

	Shares	Value
CONSUMER DISCRETIONARY — 5.6%
Domino's Pizza	135,000	$56,667,600
Planet Fitness, Cl A *	690,000	68,220,300
Ulta Beauty *	260,000	113,081,800
Wingstop	125,000	35,525,000
		273,494,700

CONSUMER STAPLES — 13.5%
BellRing Brands *	310,000	23,355,400
Brown-Forman, Cl B	1,550,000	58,869,000
Clorox	430,000	69,836,300
elf Beauty *	623,555	78,287,330
Freshpet *	500,000	74,055,000
Hormel Foods	2,430,000	76,229,100
JM Smucker	610,000	67,173,200
Lamb Weston Holdings	810,000	54,132,300
McCormick	1,235,000	94,156,400
Monster Beverage *	1,080,000	56,764,800
		652,858,830

FINANCIALS — 13.7%
Arthur J Gallagher	160,000	45,416,000
Cullen/Frost Bankers	815,000	109,413,750
Everest Group	400,000	144,984,000
FactSet Research Systems	155,000	74,443,400
Kinsale Capital Group	150,000	69,769,500
MSCI, Cl A	65,000	39,000,650
Ryan Specialty Holdings, Cl A	1,015,000	65,122,400
Toast, Cl A *	1,475,000	53,763,750
Tradeweb Markets, Cl A	475,000	62,187,000
		664,100,450

HEALTH CARE — 20.7%
Agilent Technologies	350,000	47,019,000
Bio-Techne	1,125,000	81,033,750
Cooper *	810,580	74,516,620
Dexcom *	930,000	72,326,100

The accompanying notes are an integral part of the financial statements.

5	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
December 31, 2024

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Edwards Lifesciences *	1,305,000	$96,609,150
Exact Sciences *	1,130,000	63,494,700
Hologic *	505,000	36,405,450
Mettler-Toledo International *	55,430	67,828,582
Penumbra *	450,000	106,866,000
Repligen *	375,000	53,977,500
STERIS PLC	255,000	52,417,800
Veeva Systems, Cl A *	480,000	100,920,000
Waters *	220,000	81,615,600
West Pharmaceutical Services	205,000	67,149,800
		1,002,180,052

INDUSTRIALS — 22.1%
AMETEK	660,000	118,971,600
Axon Enterprise *	80,000	47,545,600
Esab	212,000	25,427,280
Fastenal	230,000	16,539,300
Fortive	1,595,000	119,625,000
Graco	655,000	55,209,950
IDEX	525,000	109,877,250
Lincoln Electric Holdings	275,000	51,554,250
MSA Safety	295,000	48,902,150
Nordson	400,000	83,696,000
nVent Electric	590,000	40,214,400
Rockwell Automation	395,000	112,887,050
Toro	720,000	57,672,000
Veralto	605,000	61,619,250
WW Grainger	20,900	22,029,645
Xylem	835,000	96,876,700
		1,068,647,425

INFORMATION TECHNOLOGY — 23.4%
Akamai Technologies *	650,000	62,172,500
Autodesk *	80,000	23,645,600
Confluent, Cl A *	3,381,325	94,541,847
Datadog, Cl A *	285,000	40,723,650

The accompanying notes are an integral part of the financial statements.

6	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
December 31, 2024

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Entegris	480,000	$47,548,800
Keysight Technologies *	440,000	70,677,200
MongoDB, Cl A *	355,000	82,647,550
Nutanix, Cl A *	1,475,000	90,240,500
Okta, Cl A *	1,505,000	118,594,000
Palo Alto Networks *	345,000	62,776,200
Procore Technologies *	655,000	49,079,150
Pure Storage, Cl A *	1,685,000	103,509,550
Synopsys *	145,000	70,377,200
Workday, Cl A *	455,000	117,403,650
Zscaler *	545,000	98,323,450
		1,132,260,847
TOTAL COMMON STOCK
(Cost $3,650,205,685)		4,793,542,304

CASH EQUIVALENTS** — 1.3%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.340%	20,000,000	20,000,000
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 4.352%	43,066,578	43,066,578

TOTAL CASH EQUIVALENTS
(Cost $63,066,578)		63,066,578

TOTAL INVESTMENTS — 100.3%
(Cost $3,713,272,263)		$4,856,608,882

Percentages are based on Net Assets of $4,843,510,607.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of December 31, 2024.

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

7	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
December 31, 2024

As of December 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

8	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
December 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%#

	Shares	Value
CONSUMER DISCRETIONARY — 3.8%
Ulta Beauty *	275	$119,606

CONSUMER STAPLES — 4.1%
elf Beauty *	1,030	129,316

FINANCIALS — 9.9%
Everest Group	350	126,861
MSCI, Cl A	55	33,001
Ryan Specialty Holdings, Cl A	1,270	81,483
Tradeweb Markets, Cl A	515	67,424
		308,769

HEALTH CARE — 21.4%
Bio-Techne	1,955	140,819
Dexcom *	1,175	91,380
Mettler Toledo International *	125	152,960
Veeva Systems, Cl A *	780	163,995
Waters *	330	122,423
		671,577

INDUSTRIALS — 22.1%
AMETEK	780	140,603
Fortive	2,545	190,875
IDEX	630	131,853
Rockwell Automation	585	167,187
Veralto	605	61,619
		692,137

INFORMATION TECHNOLOGY — 36.9%
Autodesk *	305	90,149
Datadog, Cl A *	685	97,880
MongoDB, Cl A *	510	118,733
Nutanix, Cl A *	490	29,978
Okta, Cl A *	1,605	126,474
Pure Storage, Cl A *	4,145	254,627

The accompanying notes are an integral part of the financial statements.

9	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
December 31, 2024

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
ServiceNow *	15	$15,902
Synopsys *	275	133,474
Workday, Cl A *	665	171,590
Zscaler *	640	115,462
		1,154,269
TOTAL COMMON STOCK
(Cost $2,869,828)		3,075,674

CASH EQUIVALENT** — 1.2%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.340%	38,740	38,740

TOTAL CASH EQUIVALENT
(Cost $38,740)		38,740

TOTAL INVESTMENTS — 99.4%
(Cost $2,908,568)		$3,114,414

Percentages are based on Net Assets of $3,132,217.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of December 31, 2024.

Cl — Class

As of December 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

10	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
December 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

			Champlain
	Champlain Small	Champlain Mid	Strategic Focus
	Company Fund	Cap Fund	Fund
Assets:
Investments, at value (Cost $1,521,994,689, $3,713,272,263 and $2,908,568, respectively)	$2,012,510,228	$4,856,608,882	$3,114,414
Receivable for Investment Securities Sold	1,352,431	–	–
Receivable for Capital Shares Sold	1,051,620	9,703,472	–
Receivable for Dividends	1,014,242	1,980,853	438
Reclaim Receivable	19,350	53,756	–
Receivable from Adviser	–	–	19,751
Prepaid Expenses	35,872	47,187	10,622
Total Assets	2,015,983,743	4,868,394,150	3,145,225

Liabilities:
Payable for Capital Shares Redeemed	5,702,973	11,368,337	–
Payable for Investment Securities Purchased	2,812,562	8,998,399	–
Payable due to Investment Adviser	1,459,593	3,071,451	–
Payable due to Transfer Agent	537,054	805,317	4,960
Payable due to Distributor — Advisor Shares	141,265	64,733	–
Payable due to Administrator	112,726	273,193	125
Payable due to Printing Fees	55,874	132,176	5,028
Line of Credit Interest Payable	3,000	2,000	2,000
Chief Compliance Officer Fees Payable	2,399	5,767	3
Payable due to Trustees	549	1,321	1
Other Accrued Expenses	66,891	160,849	891
Total Liabilities	10,894,886	24,883,543	13,008

Commitments and Contingencies‡
Net Assets	$2,005,088,857	$4,843,510,607	$3,132,217

NET ASSETS CONSIST OF:
Paid-in Capital	$1,429,046,330	$3,574,579,272	$2,876,549
Total Distributable Earnings	576,042,527	1,268,931,335	255,668
Net Assets	$2,005,088,857	$4,843,510,607	$3,132,217

ADVISOR SHARES:
Net Assets	$369,129,447	$191,883,016	N/A
Shares Issued and Outstanding
(unlimited authorization — no par value)	16,896,248	8,384,955	N/A
Net Asset Value, Offering and Redemption Price Per Share	$21.85	$22.88	N/A

INSTITUTIONAL SHARES:
Net Assets	$1,635,959,410	$4,651,627,591	$3,132,217
Shares Issued and Outstanding
(unlimited authorization — no par value)	72,776,746	194,683,427	275,627
Net Asset Value, Offering and Redemption Price Per Share	$22.48	$23.89	$11.36

Amounts designated as "—" are $0.

N/A - Not Applicable

‡	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

11	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
FOR THE YEAR ENDED
December 31, 2024

STATEMENTS OF OPERATIONS

	Champlain Small	Champlain Mid Cap	Champlain Strategic
	Company Fund	Fund	Focus Fund
Investment Income
Dividends	$15,367,655	$46,177,151	$13,093
Less: Foreign Taxes Withheld	(67,092)	–	–
Total Investment Income	15,300,563	46,177,151	13,093
Expenses
Investment Advisory Fees	18,467,579	38,058,992	21,043
Administration Fees	1,414,343	3,355,386	1,497
Distribution Fees — Advisor Shares	916,002	544,208	–
Trustees' Fees	16,379	47,682	6,873
Chief Compliance Officer Fees	6,017	13,742	535
Transfer Agent Fees	2,342,406	3,345,518	25,832
Printing Fees	137,618	340,681	3,124
Custodian Fees	94,993	222,954	4,895
Registration Fees	58,309	96,419	13,119
Professional Fees	48,125	100,334	11,589
Offering Costs	–	–	51,601
Insurance and Other Expenses	40,056	88,835	5,171
Total Expenses	23,541,827	46,214,751	145,279
Less: Advisory Fees Waived	–	–	(21,043)
Less: Reimbursement from Adviser	–	–	(85,209)
Less: Trustee Fees Refunded	–	–	(14,113)
Less: Fees Paid Indirectly	(34,922)	(208,489)	(2,522)
Net Expenses	23,506,905	46,006,262	22,392
Net Investment Income (Loss)	(8,206,342)	170,889	(9,299)
Net Realized Gain (Loss) on Investment	327,400,246	520,968,987	168,113
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,364,068)	(187,358,704)	(62,270)
Net Realized and Unrealized Gain (Loss)	302,036,178	333,610,283	105,843
Net Increase in Net Assets Resulting from Operations	$293,829,836	$333,781,172	$96,544

Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

12	CHAMPLAIN INVESTMENT PARTNERS

CHAMPLAIN
THE ADVISORS’ INNER CIRCLE FUND II	SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2024	2023
Operations:
Net Investment (Loss)	$(8,206,342)	$(6,214,838)
Net Realized Gain (Loss)	327,400,246	172,255,934
Net Change in Unrealized Appreciation (Depreciation)	(25,364,068)	156,206,546
Net Increase in Net Assets Resulting from Operations	293,829,836	322,247,642
Distributions:
Advisor Shares	(29,529,708)	(22,109,490)
Institutional Shares	(125,622,223)	(124,344,724)
Total Distributions	(155,151,931)	(146,454,214)
Capital Share Transactions:(1)
Advisor Shares:
Issued	20,066,156	16,207,707
Reinvestment of Distributions	29,182,831	21,809,033
Redeemed	(61,140,729)	(54,090,210)
Decrease from Advisor Shares Capital Share Transactions	(11,891,742)	(16,073,470)
Institutional Shares:
Issued	185,028,636	229,904,879
Reinvestment of Distributions	122,923,620	121,873,946
Redeemed	(876,923,239)	(596,643,638)
Decrease from Institutional Shares Capital Share Transactions	(568,970,983)	(244,864,813)
Net (Decrease) in Net Assets from Capital Share Transactions	(580,862,725)	(260,938,283)
Total (Decrease) in Net Assets	(442,184,820)	(85,144,855)
Net Assets:
Beginning of Year	2,447,273,677	2,532,418,532
End of Year	$2,005,088,857	$2,447,273,677

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2024	2023
Operations:
Net Investment Income (Loss)	$170,889	$1,468,654
Net Realized Gain (Loss)	520,968,987	(1,424,706)
Net Change in Unrealized Appreciation (Depreciation)	(187,358,704)	791,951,864	(1)
Net Increase in Net Assets Resulting from Operations	333,781,172	791,995,812
Distributions:
Advisor Shares	(13,907,190)	(691,918)
Institutional Shares	(326,372,115)	(16,816,089)
Total Distributions	(340,279,305)	(17,508,007)
Capital Share Transactions:(2)
Advisor Shares:
Issued	28,389,693	31,250,253
Reinvestment of Distributions	13,501,422	675,693
Redeemed	(79,205,568)	(59,421,979	)(3)
Decrease from Advisor Shares Capital Share Transactions	(37,314,453)	(27,496,033)
Institutional Shares:
Issued	847,678,053	973,497,598
Reinvestment of Distributions	249,675,778	12,962,868
Redeemed	(1,781,310,610)	(1,476,332,018)
Decrease from Institutional Shares Capital Share Transactions	(683,956,779)	(489,871,552)
Net (Decrease) in Net Assets from Capital Share Transactions	(721,271,232)	(517,367,585)
Total Increase (Decrease) in Net Assets	(727,769,365)	257,120,220
Net Assets:
Beginning of Year	5,571,279,972	5,314,159,752
End of Year	$4,843,510,607	$5,571,279,972

(1)	Includes realized loss as a result of in-kind transactions. (See Note 13 in the Notes to Financial Statements.)
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes redemptions as a result of in-kind redemptions (see Note 13 in the Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

14	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended
	December 31,	December 31,
	2024	2023(1)
Operations:
Net Investment Income (Loss)	$(9,299)	$(508)
Net Realized Gain (Loss)	168,113	17,057
Net Change in Unrealized Appreciation (Depreciation)	(62,270)	268,116
Net Increase in Net Assets Resulting from Operations	96,544	284,665
Distributions:
Institutional Shares	(125,541)	–
Total Distributions	(125,541)	–
Capital Share Transactions:(2)
Institutional Shares:
Issued	690,707	2,097,344
Reinvestment of Distributions	125,541	–
Redeemed	(36,893)	(150)
Increase from Institutional Shares Capital Share Transactions	779,355	2,097,194
Net Increase in Net Assets from Capital Share Transactions	779,355	2,097,194
Total Increase in Net Assets	750,358	2,381,859
Net Assets:
Beginning of Period/Year	2,381,859	–
End of Period/Year	$3,132,217	$2,381,859

(1)	Commenced operations on October 16, 2023.
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$20.81	$19.44	$24.64	$22.93	$19.10		$20.36
Income (Loss) from Operations:
Net Investment Loss(2)	(0.12)	(0.09)	(0.11)	(0.18)	(0.03)		(0.07)
Net Realized and Unrealized Gain (Loss)	2.99	2.79	(5.02)	2.99	5.26		0.37
Total from Operations	2.87	2.70	(5.13)	2.81	5.23		0.30
Dividends and Distributions from:
Net Investment Income	–	–	–	–	–		–
Net Realized Gains	(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Return of Capital	–	–	– ^	–	–		–
Total Dividends and Distributions	(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Net Asset Value, End of Period/Year	$21.85	$20.81	$19.44	$24.64	$22.93		$19.10
Total Return †	13.72%	14.00%	(20.82)%	12.42%	27.58	%**	1.31%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$369,129	$362,889	$354,487	$480,911	$460,617		$377,853
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.24%	1.26%	1.27%	1.26%	1.27	%*	1.26%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.24%	1.26%	1.27%	1.26%	1.27	%*	1.26%
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.46)%	(0.53)%	(0.71)%	(0.37	)%*	(0.39)%
Portfolio Turnover Rate	44%	41%	24%	22%	16	%**	30%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount represents less than $(0.005).
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$21.31	$19.83	$25.07	$23.25	$19.33		$20.54
Income (Loss) from Operations:
Net Investment Loss(2)	(0.07)	(0.04)	(0.06)	(0.11)	(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	3.07	2.85	(5.11)	3.03	5.33		0.38
Total from Operations	3.00	2.81	(5.17)	2.92	5.32		0.35
Dividends and Distributions from:
Net Investment Income	–	–	–	–	–		–
Net Realized Gains	(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Return of Capital	– ^	–	– ^	–	–		–
Total Dividends and Distributions	(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Net Asset Value, End of Period/Year	$22.48	$21.31	$19.83	$25.07	$23.25		$19.33
Total Return †	14.01%	14.28%	(20.62)%	12.72%	27.71	%**	1.55%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,635,959	$2,084,385	$2,177,932	$3,443,514	$2,687,745		$1,755,279
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.99%	1.01%	1.02%	1.01%	1.02	%*	1.02%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.99%	1.01%	1.02%	1.01%	1.02	%*	1.02%
Ratio of Net Investment Loss to Average Net Assets	(0.32)%	(0.22)%	(0.28)%	(0.45)%	(0.11	)%*	(0.16)%
Portfolio Turnover Rate	44%	41%	24%	22%	16	%**	30%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount represents less than $(0.005).
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares
	Year Ended December 31, 2024	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$23.23	$20.20		$27.88	$24.76	$21.58		$20.17
Income (Loss) from Operations:
Net Investment Loss(2)	(0.06)	(0.05	)(3)	(0.07)	(0.12)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	1.46	3.15		(7.32)	6.09	4.35		2.26
Total from Operations	1.40	3.10		(7.39)	5.97	4.32		2.23
Dividends and Distributions from:
Net Investment Income	–	–		–	–	–		–
Net Realized Gains	(1.75)	(0.07)		(0.29)	(2.85)	(1.14)		(0.82)
Total Dividends and Distributions	(1.75)	(0.07)		(0.29)	(2.85)	(1.14)		(0.82)
Net Asset Value, End of Period/Year	$22.88	$23.23		$20.20	$27.88	$24.76		$21.58
Total Return †	5.96%	15.35%		(26.51)%	24.60%	20.16	%**	11.36%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$191,883	$230,132		$226,276	$353,725	$307,621		$266,939
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.09%	1.09%		1.10%	1.09%	1.09	%*	1.11%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09%	1.09%		1.10%	1.09%	1.09	%*	1.11%
Ratio of Net Investment Loss to Average Net Assets	(0.23)%	(0.21)%		(0.31)%	(0.44)%	(0.35	)%*	(0.14)%
Portfolio Turnover Rate	41%	29%		25%	32%	16	%**	36%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for that period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$24.13	$20.93	$28.79	$25.43	$22.12		$20.60
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	–	0.01	(0.01)	(0.05)	(0.01)		– ^
Net Realized and Unrealized Gain (Loss)	1.51	3.27	(7.56)	6.26	4.46		2.35
Total from Operations	1.51	3.28	(7.57)	6.21	4.45		2.35
Dividends and Distributions from:
Net Investment Income	–	(0.01)	–	–	–		(0.01)
Net Realized Gains	(1.75)	(0.07)	(0.29)	(2.85)	(1.14)		(0.82)
Total Dividends and Distributions	(1.75)	(0.08)	(0.29)	(2.85)	(1.14)		(0.83)
Net Asset Value, End of Period/Year	$23.89	$24.13	$20.93	$28.79	$25.43		$22.12
Total Return †	6.19%	15.66%	(26.30)%	24.90%	20.25	%**	11.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$4,651,628	$5,341,148	$5,087,884	$7,082,857	$5,396,729		$4,270,561
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.84%	0.84%	0.85%	0.84%	0.84	%*	0.86%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.84%	0.84%	0.85%	0.84%	0.84	%*	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.04%	(0.06)%	(0.19)%	(0.10	)%*	(0.01)%
Portfolio Turnover Rate	41%	29%	25%	32%	16	%**	36%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount represents less than $(0.005).
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares
	Year Ended December 31, 2024	Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$11.35	$10.00
Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)	–
Net Realized and Unrealized Gain on Investments	0.54	1.35
Total from Operations	0.50	1.35
Dividends and Distributions from:
Net Investment Income	–	–
Net Realized Gains	(0.49)	–
Total Dividends and Distributions	(0.49)	–
Net Asset Value, End of Period	$11.36	$11.35
Total Return †	4.40%	13.50	%**

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,132	$2,382
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.85%	0.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	5.43%	8.82	%*
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.11	)%*
Portfolio Turnover Rate	30%	6	%**

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Institutional Shares commenced operations on October 16, 2023.
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty four funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”), and Champlain Strategic Focus Fund (the “Strategic Focus Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion, and the Strategic Focus Fund primarily in securities of medium – to large-sized companies. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and Institutional Shares. The Small Company Fund, Mid Cap Fund, and Strategic Focus Fund, commenced operations on August 31, 2016, January 3, 2011, and October 16, 2023, respectively.

Effective August 19, 2020, the Small Company Fund and the Mid Cap Fund changed their fiscal year end to December 31.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

21	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a -5 under the 1940 Act, the Board has designated Champlain Investment Partners, LLC (the “Adviser”) as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

22	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

●Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2024, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2024, the Funds did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

23	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of December 31, 2024, there is no remaining offering cost to be amortized for the Strategic Focus Fund.

3.	TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2024, the Small Company Fund, Mid Cap Fund and Strategic Focus Fund were charged $1,414,343, $3,355,386 and $1,497 for these services, respectively.

24	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

SS&C Global Investor & Distribution Solutions, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended December 31, 2024, the Small Company Fund, Mid Cap Fund and the Strategic Focus Fund earned credits of $ 34,922, $208,488 and $2,522, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Strategic Focus Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Strategic Focus Fund Advisor Shares, and Strategic Focus Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.10%, and 0.85% of the Funds’ respective average daily net assets through April 30, 2025, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. As of December 31, 2024, the Funds did not recapture previously waived fees.

25	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

As of December 31, 2024, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Subject to Repayment until December 31:	Champlain Strategic Focus Fund
2025	N/A
2026	$35,660
2027	106,252
$141,912

6.	SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended December 31, 2024	Year Ended December 31, 2023
Advisor Shares
Issued	941,599	787,716
Reinvestment of Distributions	1,325,890	1,065,414
Redeemed	(2,808,853)	(2,652,239)
Net Advisor Shares Capital Share Transactions	(541,364)	(799,109)
Institutional Shares
Issued	8,508,328	11,074,199
Reinvestment of Distributions	5,427,091	5,811,824
Redeemed	(38,956,202)	(28,927,133)
Net Institutional Shares Capital Share Transactions	(25,020,783)	(12,041,110)
Net Decrease in Shares Outstanding	(25,562,147)	(12,840,219)

26	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Champlain Mid Cap Fund	Year Ended December 31, 2024	Year Ended December 31, 2023
Advisor Shares
Issued	1,181,395	1,449,518
Reinvestment of Distributions	584,477	29,571
Redeemed	(3,285,781)	(2,774,991)
Net Advisor Shares Capital Share Transactions	(1,519,909)	(1,295,902)
Institutional Shares
Issued	34,023,008	44,076,977
Reinvestment of Distributions	10,351,417	545,345
Redeemed	(71,071,632)	(66,354,629)
Net Institutional Shares Capital Share Transactions	(26,697,207)	(21,732,307)
Net Decrease in Shares Outstanding	(28,217,116)	(23,028,209)

Champlain Strategic Focus Fund	Year Ended December 31, 2024	Period Ended December 31, 2023(1)
Institutional Shares
Issued	57,928	209,949
Reinvestment of Distributions	10,945	—
Redeemed	(3,182)	(13)
Net Institutional Shares Capital Share Transactions	65,691	209,936
Net Increase in Shares Outstanding	65,691	209,936

(1)     Commenced operations on October 16, 2023.

7.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2024, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$979,909,857	$1,742518,660
Mid Cap Fund	2,140,324,623	3,110,637,733
Strategic Focus Fund	1,461,650	773,636

There were no purchases or sales of long-term U.S. Government securities or in-kind transactions any of the funds.

27	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

8.	FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/ tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of net investment losses offset to short term gains, deemed distributions due to shareholder redemptions, and distribution reclassifications. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2024 is primarily related to deemed distribution due to Shareholder redemptions:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$(36,101,384)	$36,101,384
Mid Cap Fund	$(75,427,125)	$75,427,125

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2024, and December 31, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2024	$10,378,538	$144,773,393	$–	$155,151,931
2023	–	146,454,214	–	146,454,214
Mid Cap Fund
2024	24,304,618	315,974,687	–	340,279,305
2023	1,395,198	16,112,809	–	17,508,007
Strategic Focus Fund
2024	70,197	55,344	–	125,541
2023	–	–	–	–

As of December 31, 2024, the components of Distributable Earnings on a tax basis were as follows:

28	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

	Small Company Fund	Mid Cap Fund	Strategic Focus Fund
Undistributed Ordinary Income	$26,315,172	$7,964,410	$4,155
Undistributed Long-Term Capital Gain	72,152,373	129,690,604	46,359
Unrealized Appreciation	477,574,973	1,131,276,321	205,153
Other Temporary Differences	9	–	1
Total Distributable Earnings	$576,042,527	$1,268,931,335	$255,668

For Federal income tax purposes, the cost of securities owned at December 31, 2024 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2024:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,534,935,255	$546,598,562	$(69,023,589)	$477,574,973
Mid Cap Fund	3,725,332,561	1,247,732,869	(116,456,548)	1,131,276,321
Strategic Focus Fund	2,909,261	288,682	(83,529)	205,153

9.	CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

29	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund & Strategic Focus Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Strategic Focus Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

NEW FUND RISK (Strategic Focus Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

30	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

LARGE-CAPITALIZATION COMPANY RISK (Strategic Focus Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, the growth rates of investments in these large-sized companies may lag the growth rates of well-managed smaller companies during strong economic periods.

GROWTH INVESTMENT STYLE RISK (Strategic Focus Fund) – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

NON-DIVERSIFICATION RISK (Strategic Focus Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

10.	CONCENTRATION OF SHAREHOLDERS:

At December 31, 2024, 90% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 69% of the total shares outstanding of the Small Company Fund Institutional Shares were held by four shareholders; 66% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 37% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; 75% of the total shares outstanding of Strategic Focus Fund Institutional Shares were held by three shareholders.

11.	INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	LINE OF CREDIT:

The Funds have entered into an umbrella loan agreement with the Custodian which enables the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 11, 2025. During the year ended December 31, 2024, the Small Company Fund and the Strategic Focus Fund, did not participate in any borrowing.

31	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of the year ended December 31, 2024, for the Mid Cap Fund, the average interest rate was 7.70% and the average amount borrowed was $27,657,000.

13.	IN-KIND TRANSFER OF SECURITIES:

During the year ended December 31, 2023, the Mid Cap Fund redeemed shares of beneficial interest in exchange for cash securities. The securities were transferred at their current value on the date of the transaction. For the year ended December 31, 2024, the Funds did not have in-kind transfers.

Transaction Date	Shares Redeemed	Value	Cash	Realized Loss
February 1, 2023	15,920,524	$357,529,312	$4,662,602	$(33,711,717)

14.	RECENT ACCOUNTING PRONOUNCEMENT:

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Fund’s Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single investment objective which is executed by each Fund’s portfolio managers. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

32	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

15.	SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

33	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund (collectively referred to as the “Funds”), (three of the funds constituting The Advisors’ Inner Circle Fund II (the “Trust”), including the schedules of investments, as of December 31, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund II) at December 31, 2024, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors' Inner Circle Fund II	Statements of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the four years in the period ended December 31, 2024, for the period from August 1, 2020 through December 31, 2020, and for the year ended July 31, 2020
Champlain Strategic Focus Fund	For the year ended December 31, 2024	For the year ended December 31, 2024 and for the period from October 16, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

34	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
December 31, 2024

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

February 28, 2025

35	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2024 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2024 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2024, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Small Company Fund	0.00%	89.53%	10.47%	100.00%	25.31%	26.27%	0.00%	100.00%
Mid Cap Fund	0.00%	93.10%	6.90%	100.00%	97.28%	100.00%	0.00%	100.00%
Strategic Focus Fund	0.00%	44.08%	55.92%	100.00%	11.21%	14.37%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

36	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

OTHER INFORMATION (Form N-CSR ITEMS 8-11) (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included within the Statement(s) of Operations of the financial statements filed under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Champlain Mid Cap Fund
Champlain Small Company Fund
Champlain Strategic Focus Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 19–20, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

37	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/ or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

38	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund -by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

39	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2024

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

40	CHAMPLAIN INVESTMENT PARTNERS

NOTES

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-3000

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 10, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: March 10, 2025